                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                       August 24, 2004 (August 23, 2004)

                     St. Mary Land & Exploration Company
             (Exact name of registrant as specified in its charter)

          Delaware                     001-31539                  41-0518430
(State or other jurisdiction          (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

             1776 Lincoln Street, Suite 700, Denver, Colorado 80203
             (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (303) 861-8140

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. ):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

         On August 23, 2004, St. Mary Land & Exploration Company issued a press release announcing that its Board of Directors has authorized the re-initiation of its stock repurchase program.

         A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits.

        (c) Exhibits. The following exhibit is furnished as part of this report:

            Exhibit 99.1  Press release of St. Mary Land & Exploration
                          Company dated August 23, 2004

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ST. MARY LAND & EXPLORATION COMPANY

Date:  August 24, 2004                   By: /S/ DAVID W. HONEYFIELD
                                             -----------------------
                                             David W. Honeyfield
                                             Vice President - Finance,
                                             Treasurer and Secretary